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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                 APRIL 12, 1999

                              --------------------



                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-24275                 52-2081515
(State of Incorporation)          (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)


                         587 GREENWAY INDUSTRIAL DRIVE
                             LAKEMONT BUSINESS PARK
                         FORT MILL, SOUTH CAROLINA 29715
                    (Address of principal executive offices)



                                 (803) 548-2160
              (Registrant's telephone number, including area code)


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ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)   (1)    Former independent accountants.

             (i) The Board of Directors of American Aircarriers Support, Incorporated (the "Company") determined that the Company should consider retaining a larger accounting firm with a national presence in view of the Company's growth and the geographic diversity of recent acquisitions. The Company solicited proposals from various accounting firms meeting that criteria. Cherry, Bekaert & Holland, L.L.P. (the "Former Accountants"), which had acted as the independent public accountants for the Company for the prior three fiscal years, was not asked to submit a proposal.

             (ii) The Former Accountants reported on the Company's financial statements for the fiscal years ended December 31, 1996 though 1998. The reports of the Former Accountants on the financial statements for such years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The Company's Audit Committee approved the solicitation of proposals and made a recommendation to the Board of Directors as to the selection of new accountants. On April 12, 1999, the Board of Directors approved the appointment of new independent accountants based on the Audit Committee's recommendation.

             (iv) During the Company's fiscal years ended December 31, 1996,
                  1997 and 1998, and through the date of this report, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their report on the financial statements for such years.

(a)   (2)    Effective April 12, 1999, the Registrant engaged Arthur
             Andersen LLP as its new independent accountants to audit the Company's financial statements for the fiscal year ending December
             31, 1999. During the two fiscal years preceding its appointment and through the date hereof, the Company had not consulted with Arthur
             Andersen LLP on any item.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable.

(b)   Not applicable.

(c)   Letter from the Former Accountants as described in Item 4, paragraph
      (a)(3) above is filed as Exhibit 16.1 pursuant to Item 601 of Regulation S-B.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN AIRCARRIERS SUPPORT, INCORPORATED


Date: April 15, 1999           By:    /s/ Elaine T. Rudisill
                                    -------------------------------------------
                                    Elaine T. Rudisill, Chief Financial Officer






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                                  EXHIBIT INDEX


                                                                                   Reg. S-B
Exhibit No.               Description                                               Item No.
-----------               -----------                                              ---------

16.1           Letter of Cherry, Bekaert & Holland, L.L.P., dated April 13, 1999      16
               concerning change in certifying accountants.



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